UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           ---------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of earliest event reported)           NOVEMBER 29, 2001
                                                             -----------------


                         RIBOZYME PHARMACEUTICALS, INC.
                         ------------------------------
             (Exact Name of Registrant as Specified in its Charter)


    DELAWARE                        0-27914                    34-1697351
    --------                        -------                    ----------
 (State or Other Jurisdiction      (Commission                (IRS Employer
      of Incorporation)             File Number)                ID Number)


     2950 WILDERNESS PLACE, BOULDER, COLORADO                        80301
     ---------------------------------------                         -----
     (Address of principal executive offices)                     (Zip Code)


     Registrant's Telephone Number, including area code:        303-449-6500
                                                                ------------

                                       N/A
          (Former name or former address, if changed since last report)



Item 5.       Other Events.

          On November 29, 2001, the Registrant announced that it had received gross proceeds of $9,500,000 through the public offering to selected institutional investors of 2,261,905 shares of its common stock and warrants to purchase 226,191 additional shares of its common stock.

     ABN AMRO Incorporated served as the placement agent for the offering.

          The complete text of the Registrant's press release dated November 29, 2001 is set forth as Exhibit 99.1

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

              (a)      Financial Statements

                       None.

              (b)      Pro Forma Financial Statements

                       None.

              (c)      Exhibits

                       4.1      Form of Warrant Agreement for Common Stock.

                       99.1     Press Release, dated November 29, 2001.

                                  EXHIBIT INDEX


EXHIBIT           DESCRIPTION
4.1               Form of Warrant Agreement for Common Stock
99.1              Press Release, dated November 29, 2001

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        RIBOZYME PHARMACEUTICALS, INC.



                                        By: /s/ LAWRENCE E. BULLOCK
                                            ----------------------------
                                            Name:  Lawrence E. Bullock
                                            Title: Vice President of
                                                   Administration and
                                                   Finance and Secretary


Dated:  December 10, 2001